FIRST AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "First Amendment") is made as of October 1, 1998, by and between United Industrial Corporation, a Delaware corporation, having an address of 18 E. 48th Street, New York, New York 10017, and the other Persons signing below as the Borrower (collectively, the "Borrower"), and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

      A. The Borrower and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), whereby Lender is providing certain credit facilities to the Borrower.

      B. The Borrower has requested that the Lender agree to amend two of the covenants contained in the Loan Agreement, and the Lender has agreed to the Borrower's request.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consid eration, the receipt and sufficiency of which are hereby acknowl edged, the Borrower and the Lender hereby agree as follows:

1. Paragraph d of Section 6.14 of the Loan Agreement is amended by revising the Tangible Net Worth requirements for the quarters ending September 30, 1998 and thereafter as follows:

      Borrower shall maintain a minimum Tangible Net Worth of Eighty Million Dollars ($80,000,000.00) as of September 30, 1998; provided, that the required minimum Tangible Net Worth shall increase by One Million, Five Hundred Thousand Dollars ($1,500,000.00) on the last day of each calendar quarter commencing December 31, 1998 and continuing on the last day of each subsequent calendar quarter to and including March 31, 2000.

2. Clause (i) of the second sentence of Section 7.7 of the Loan Agreement is deleted in its entirety and replace with the following:

      Borrower may make investments in or loans to ETI, provided that the aggregate amount of all of Borrower's loans to or investments in ETI shall at no time exceed the sum of Fifteen Million Dollars ($15,000,000.00) and provided, further, that any guaranty of an indebtedness of ETI or other contingent contractual obligations arising out of an obligation of ETI shall be considered an investment in ETI for purposes of the foregoing limitation, but contingent liabilities incurred under indemnity agreements given to induce a surety to issue a performance or payment bond required of ETI in connection with a contract to provide goods or services to one of ETI's customers shall not be considered an investment in ETI for purposes of the foregoing limitation;

3. The Borrower covenants to take all actions necessary to assure that the Borrower's computer based systems are able to operate and effectively process data including dates for after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

4. The Borrower warrants and represents to the Lender that:

      a. Borrower has the power and authority to enter into this First Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

      b. This First Amendment, together with all documents executed in connection herewith or pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrower in accordance with their respective terms;

      c. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this First Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

5. Except as modified by this First Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrant and represent that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.


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

      IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment, or have caused this First Amendment to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                          UNITED INDUSTRIAL CORPORATION


                                          By: /s/ James Perry
                                             ---------------------------------
                                                James Perry, Treasurer &
                                                Chief Financial Officer


                                          AAI CORPORATION


                                          By: /s/ Paul J. Michaud
                                             ----------------------------
                                                Paul J. Michaud, Vice President,
                                                Chief Financial Officer &
                                                Treasurer


                                          AAI ENGINEERING SUPPORT, INC.


                                          By:  /s/ Paul J. Michaud
                                              ---------------------------
                                                Paul J. Michaud, Vice President,
                                                Chief Financial Officer &
                                                Treasurer


                                          AAI SYSTEMS MANAGEMENT, INC.


                                          By:  /s/ Paul J. Michaud
                                              ---------------------------
                                                Paul J. Michaud, Vice President,
                                                Chief Financial Officer &
                                                Treasurer


                                          AAI/ACL TECHNOLOGIES, INC.


                                          By:  /s/ Paul J. Michaud
                                              ---------------------------
                                                Paul J. Michaud, Vice President
                                                & Chief Financial Officer


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

                                          DETROIT STOKER COMPANY


                                          By:  /s/ James Perry
                                              ---------------------------
                                                James Perry
                                                Vice President


                                          MIDWEST METALLURGICAL
                                          LABORATORY, INC.


                                          By:  /s/ James Perry
                                              ---------------------------
                                                James Perry
                                                Vice President


                                          NEO PRODUCTS CO.


                                          By:  /s/ James Perry
                                              ---------------------------
                                                James Perry
                                                Vice President


                                          SYMTRON SYSTEMS, INC.


                                          By:  /s/ James Perry
                                              ---------------------------
                                                James Perry, Chief Financial
                                                Officer, Asst. Treasurer & Asst.
                                                Secretary


                                          UIC-Del. CORPORATION


                                          By:  /s/ Paul J. Michaud
                                              ---------------------------
                                                Paul J. Michaud
                                                President & Treasurer


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

                                          AAI MICROFLITE Simulation
                                          International Corporation


                                          By:  /s/ Paul J. Michaud
                                              ---------------------------
                                                Paul J. Michaud
                                                President


                                          FIRST UNION COMMERCIAL
                                          CORPORATION


                                          By:  /s/ Michael Landini
                                              ---------------------------
                                                Michael Landini
                                                Vice President


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